                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 2004

                           Instinet Group Incorporated
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-32717               13-4134098
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)

  3 Times Square, New York, New York                               10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On April 8, 2004, Instinet Group Incorporated ("Instinet") issued a press release announcing the election of Margaret M. Eisen to Instinet Group's Board of Directors, effective May 19, 2004. Separately, Mark Nienstedt resigned from Instinet's Board of Directors, effective May 19, 2004. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits

    Number   Description

    99.1     Press Release of Instinet Group Incorporated issued April 8, 2004:
             Instinet Group Board Elects New Member

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                INSTINET GROUP INCORPORATED
                                                        Registrant


Date: April 8, 2004
                                                By: /s/ Edward J. Nicoll
                                                  -------------------------
                                                  Edward J. Nicoll
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
99.1                  Press Release of Instinet Group Incorporated issued
                      April 8, 2004: Instinet Group Board Elects New Member